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                                                                   Exhibit 10.16

                                 AMENDMENT NO. 3

                                       TO

              THE DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT

                              DATED 08 JANUARY 2004

                                     BETWEEN

                               LONZA BIOLOGICS ***

                                       AND

                          TRUBION PHARMACEUTICALS, INC.

Re:

Schedule 2 - Services

Updated Stages

     Stage 11 ***

Schedule 2

New Stages

     Add Stage 19 ***

     Add Stage 20 ***

     Add Stage 21 ***

Schedule 3

     Price and Payment

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THIS AMENDMENT is made the 7th day of February, 2005

BETWEEN

1.   LONZA BIOLOGICS ***, the registered office of which is at *** ("LB") and

2. TRUBION PHARMACEUTICALS, INC., of 2401 4th Avenue, Suite 1050, Seattle, WA 98121, USA (herein after referred to as the "Customer").

WHEREAS

A. Customer and LB entered into a development and manufacturing services agreement dated 08 January 2004 ("the Agreement"), under which LB is required to perform Services relating to the Cell Line and the Product, as further described in the Agreement, and

B. Customer would like LB to perform additional services under the Agreement, and

C. LB is prepared to perform the additional services, and the parties wish to amend the Agreement accordingly.

NOW THEREFORE it is agreed as follows:

1. Schedule 2 of the Agreement shall be amended to revise Stage 11 ***, as follows:

                                   SCHEDULE 2

Stage 11 of Schedule 2 shall now read in its entirety as follows:

STAGE 11 ***

     11.1 OBJECTIVES

          ***

     11.2 ACTIVITIES

          ***

     11.3 DELIVERABLES

          11.3.1 A report of activities carried out under this Stage 11 as detailed in activity 11.2.4

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     11.4 TIMESCALE

     This Stage will commence as soon as Product is available from Stage 6 and will be complete on issue of the final report of activities (activity 11.2.6) and it is estimated that this shall be issued *** from the issue of protocol.


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     2. Schedule 2 of the Agreement shall be amended to include the following additional stages, Stage 19 (Stability Study (*** Pilot Material)), Stage 20 (Product Characterisation *** Pilot and *** cGMP Material) and Stage 21 (Shipping Trial):

STAGE 19 ***

     19.1 OBJECTIVES

     ***

     19.2 ACTIVITIES

     ***

     19.3 DELIVERABLES

          19.3.1 A summary report of activities to the Customer.

     19.4 TIMESCALE

     This Stage may commence as soon as Product is available and will be complete upon issue of the summary report of activities.

     It is estimated that the summary report will be available within *** from commencement.

STAGE 20 ***

     20.1 OBJECTIVES

          ***

     20.2 ACTIVITIES

          ***

     20.3 DELIVERABLES

          20.3.1 Report for the *** study.

          20.3.2 Data summaries of *** study.

          20.3.3 Report for the *** study.

          20.3.4 Audited data table summaries of ***from the *** study.


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     20.4 TIMESCALE

     This Stage may commence as soon as Product is available and will be complete upon issue of the final reports of activities.

     It is estimated that the audited data table summaries will be available within *** from commencement.

     It is estimated that both final reports will be issued *** from commencement.


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STAGE 21 ***

     21.1 OBJECTIVES

          ***

     21.2 ACTIVITIES

          ***

     21.3 DELIVERABLES

          21.3.1 A non-cGMP report of activities, analysis and results of the study.

     21.4 TIMESCALE

     This Stage may commence upon signature of this Amendment 3 and will be complete upon issue of the (non-cGMP) report of activities.

     It is estimated that the (non-cGMP) report will be available within *** month from commencement.


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     3. Schedule 3 of the Agreement shall be amended by the addition of the following provisions in respect of the additional Stages contained in this Amendment No. 3;

                                   SCHEDULE 3

                           Price and Terms of Payment

1. Price

     In consideration for LB carrying out the updated Services described in Stage 11 and the new Services as described in Stage 19, Stage 20 and Stage 21 as detailed in Schedule 2 the Customer shall pay LB as follows:

     ***

2. Payment

     Payment by the Customer of the Price for each Stage -shall be made against LB's invoices as follows:

2.1  For Stage 11

     100% upon completion of Stage 11.

2.2  For Stage 19

     100% upon completion of Stage 19.

2.2  For Stage 20

     100% upon completion of Stage 20.

2.2  For Stage 21

     100% upon completion of Stage 21.

3. Any capitalized term used but not defined in this Amendment No. 3 shall have the meaning given in the Agreement.

4. Save as herein provided all other terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF the parties have caused this Amendment No. 3 to be executed by their duly authorised representatives thereunto as of the day and year first above written.


Signed for and on behalf of
LONZA BIOLOGICS ***                     ***
                                        ----------------------------------------


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                                        ***                                Title
                                        ----------------------------------------


Signed for and on behalf of
TRUBION PHARMACEUTICALS, INC.           /s/ Kendall Mohler
                                        ----------------------------------------
                                        Senior Vice President, Research &
                                        Development


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